Braver Tactical Opportunity Fund (the “Fund”)

a series of Northern Lights Fund Trust II

Class N Shares (Symbol: BRAVX)

Supplement dated April 20, 2015

to the Prospectus and Statement of Additional Information (“SAI”)

dated September 29, 2014

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

As of the date of this supplement, Joseph B. Ludwig is no longer a portfolio manager of the Fund. Accordingly, all references to Joseph B. Ludwig in the Prospectus and SAI are hereby deleted.

You should read this Supplement in conjunction with the Prospectus and SAI for Class N shares dated September 29, 2014 which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 855-294-7539.